UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

July 27, 2004

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-50291	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

Item	8.01 Other Events

On August 30, 2004, VCG Holding Corp., a Colorado corporation (the “Company”) filed Amendment No. 1 (the “Amendment No. 1”) to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on July 29, 2004 in connection with a certain acquisition by the Company. This Amendment No. 1 was filed to provide pro forma financial information required by Item 9.01(b) of the Form 8-K. Subsequent to the filing of the Amendment No. 1, the Company has discovered a discrepancy in the pro forma presentation in the Amendment No. 1. Specifically, $3,366,044 representing the acquired entity’s goodwill was presented as goodwill, not as additional paid-in capital, in the Company’s pro forma balance sheet presentation. This discrepancy was corrected in the Company’s financial statements filed with its Quarterly Report on Form 10-QSB for the fiscal period ended September 30, 2004 filed with the SEC on November 22, 2004. The corrected pro forma presentation is filed under Item 9.01(b) hereof.

Section 9. Financial Statements and Exhibits

Item	9.01 Financial Statements and Exhibits

(b)	Pro forma financial information.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: December 6, 2004	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Chief Financial and Accounting Officer

VCG Holding Corp

Amended Pro forma Financial Statements

For the Six Months Ended, June 30, 2004

The Company purchased all of the one percent (1%) general partnership interest from WCC Acquisitions, Inc. (a related party) and a eighty-nine and half percent (89.5%) limited partnership interest from Lowrie Management LLLP. (a related party) on July 21, 2004. The purchase was effective on June 30, 2004.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Six Months Ended June 30, 2004

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To eliminated the inter-company related revenue and expense.

(b)	To eliminated management fees paid that are no longer being paid.

(c)	To reflect income tax expense for income on the period before acquisition as the acquired companies were flow-through companies that did not accrue income tax.

(d)	To eliminate the portion of profit related to the minority ownership of Glendale Restaurant Concepts LP

VCG Holding Corp.

Pro Forma Balance Sheet

June 30, 2004

	As Reported	Glendale Restaurant Concepts LP	Combined		Pro Forma Adjustments	Pro Forma
Assets
Current Assets
Cash & cash equivalents	$2,562,425	$65,219	$2,627,644			$2,627,644
Other receivables	1,013,980	9,333	1,023,313			1,023,313
Inventories	34,619	66,528	101,147			101,147
Prepaid expenses	147,830	—	147,830			147,830

Total Current Assets	3,758,854	141,080	3,899,934			3,899,934

Equipment and Leasehold Improvements
Land	831,225	—	831,225			831,225
Buildings	8,406,033	—	8,406,033			8,406,033
Equipment	1,205,369	391,617	1,596,986	a	(104,242)	1,492,744
Furniture & Fixtures	366,069	266,997	633,066	a	(96,456)	536,610
Signs	24,265	20,727	44,992	a	(2,279)	42,713
Leasehold improvements	1,326,202	821,402	2,147,604	a	(289,289)	1,858,315
Less accumulated depreciation	(649,102)	(492,266)	(1,141,368	)a	492,266	(649,102)

Net equipment and leasehold improvements	11,510,061	1,008,477	12,518,538			12,518,538

Other Assets
Investments	688,434	—	688,434			688,434
Deposits	79,430	—	79,430			79,430
Liquor license	181,110	—	181,110			181,110
Loan Fees, net	199,874	—	199,874			199,874
Goodwill	5,055,765	610,337	5,666,102			5,666,102
Construction period interest and taxes	452,849	—	452,849			452,849
Plans and drawings	139,944	—	139,944			139,944
Deferred offering costs	10,751	—	10,751			10,751

Total Other Assets	6,808,157	610,337	7,418,494			7,418,494

Total Assets	$22,077,072	$1,759,894	$23,836,966			$23,836,966

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable - trade	$411,935	$71,910	483,845			483,845
Accrued expenses	779,140	44,775	823,915			823,915
Accrued income taxes payable	68,448	—	68,448			68,448
Current portion of capitalized lease	115,193	27,372	142,565			142,565
Current portion of long-term debt	6,162,651	200,000	6,362,651	a	2,000,000	8,362,651

Total current liabilities	7,537,367	344,057	7,881,424			9,881,424

Long-term Debt
Deferred income taxes	130,653	—	130,653			130,653
Capitalized lease	1,125,316	52,306	1,177,622			1,177,622
Long-term debt	5,337,256	—	5,337,256	a	2,000,000	7,337,256

Total long-term debt	6,593,225	52,306	6,645,531			8,645,531

Minority Interest Liability	—	—	—	a	129,535	129,535

Stockholders’ Equity
Common stock	803	—	803	a	20	823
Paid-in capital	6,582,065	—	6,582,065	a	(2,766,024)	3,816,041
Retained earnings	1,363,612	1,363,531	2,727,143	a	(1,363,531)	1,363,612

Total stockholders’ equity	7,946,480	1,363,531	9,310,011			5,180,476

Total Liabilities and Stockholders’ Equity	$22,077,072	$1,759,894	$23,836,966			$23,836,966

VCG Holding Corp.

Pro Forma Statements of Income

For the six month period ended June 30, 2004

	As Reported	Glendale Restaurant Concepts LP	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$1,281,486	$918,954	$2,200,440			$2,200,440
Sales of food and merchandise	120,746	81,150	201,896			201,896
Service revenue	1,119,242	513,726	1,632,968			1,632,968
Management fees and other income	2,022,316	145,650	2,167,966	a	(231,380)	1,936,586

Total Revenue	4,543,790	1,659,480	6,203,270			5,971,890

Operating Expenses
Cost of goods sold	307,354	312,171	619,525			619,525
Salaries and wages	2,186,842	308,581	2,495,423	a	(194,047)	2,301,376
Management fee	—	10,800	10,800	b	(10,800)	—
Other general and administrative
Taxes and permits	218,516	37,263	255,779	a	(11,805)	243,974
Charge card and bank fees	35,563	24,472	60,035			60,035
Rent	120,896	82,200	203,096			203,096
Legal and professional	146,836	29,509	176,345	a	(12,439)	163,906
Advertising and marketing	229,049	141,050	370,099			370,099
Other	662,225	250,479	912,704	a	(13,089)	899,615
Roylaties	—	78,459	78,459			78,459
Depreciation & amortization	186,429	80,846	267,275			267,275

Total Operating Expenses	4,093,710	1,355,830	5,449,540			5,207,360

Income (loss) from operations	450,080	303,650	753,730			764,530

Other income (expenses)
Interest expense	(235,632)	(9,485)	(245,117)			(245,117)
Interest income	124,440	—	124,440			124,440
Gain on sale of marketable securities	67,385	—	67,385			67,385

Total Other Income (Expenses)	(43,807)	(9,485)	(53,292)			(53,292)

Net income (loss) before income taxes	406,273	294,165	700,438			711,238

Income tax expense - current	60,754	—	60,754	c	59,265	120,019
Income tax expense - deferred	44,306	—	44,306	c	45,333	89,639

Total income taxes	105,060	—	105,060			209,658

Minority interest	—	—	—	d	(27,946)	(27,946)

Net income (loss)	$301,213	$294,165	$595,378			$473,634

Basis income per common share	$0.04					$0.06

Weighted average shares outstanding	8,013,098					8,013,098